SECURITY AGREEMENT

         This Security Agreement ("Security Agreement") is made this __th day of May 2006,by and between Aspatuck Funding LLC, a New York limited liability company ("Secured Party"), and DTLL, Inc., a Minnesota corporation ("DTLL" or the" Debtor" or the "Borrower").

                                    Recitals:

        Pursuant to that certain 12% Senior Secured Convertible Promissory Note dated May 1, 2006 (the "Note") of Debtor to Secured Party and Loan Agreement entered into this date between the Secured Party and the Debtor, and to secure the Obligations (as defined below), Debtor agrees to grant to Secured Party a first security interest in the Collateral (as defined below) of Debtor.

        This Security Agreement provides the terms and conditions upon which the Obligations are secured by a security interest to Secured Party in the Collateral described herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows

1.       DEFINITIONS.

              A. "Collateral": any and all property of the Borrower, of any kind or description, tangible or intangible, wherever now or hereafter located or whether now existing or hereafter arising or acquired, including, but not limited to, the following property, along with the products and proceeds therefrom,

                           (i) all Accounts and all Goods whose sale, lease or other disposition by Borrower has given rise to Accounts and have been returned to or repossessed or stopped in transit by the Borrower;

                            (ii) all chattel paper, instruments, documents and
                           general intangibles (including all patents, patent applications, trademarks, trademark applications, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contracts rights, security interests, security deposits and any rights to indemnification);

                           (iii) all Inventory;

                           (iv) all goods (other than Inventory), including Equipment, vehicles and fixtures;

                           (v) all investment property;


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                           (vi) all deposits and cash and any other property of
                           the Borrower now or hereafter in the possession, custody or control of the Secured Party or any agent or any parent, affiliate or subsidiary of the Secured Party or any participant with the Secured Party in the Loans for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); and

                                    (vii) all letter of credit rights;

                           (viii) all additions and accessions to, substitutions for, and replacements, products and proceeds of the foregoing property, including proceeds of all insurance policies insuring the foregoing property, and all of the Borrower's books and records relating to any of the foregoing and to Borrower's business.

             B. The "Obligations": the indefeasible payment in full when due, whether at stated maturity, by acceleration or otherwise, of all obligations of Debtor now or hereafter existing under the Note, whether for principal, interest, fees, expenses or otherwise, and all obligations of Debtor now or hereafter existing under this Agreement or any Related Agreement in each case, direct or indirect, absolute or contingent and whether or not evidenced by any note or written instrument
                           (i) all amounts owed under any modifications, renewals or extensions of any of the foregoing obligations; and

                           (ii) any of the foregoing that arises after the filing of a petition by or against Debtor or DTLL under the Bankruptcy Code, even if the obligations do not accrue because of the automatic stay under Bankruptcy Code ss. 362 or otherwise.

              C. Any term used in the Uniform Commercial Code ("UCC") and not defined in this Security Agreement has the meaning given to the term in the UCC.

                 D. "Related Agreement shall have the meaning in the Loan Agreement



  2. GRANT OF SECURITY INTEREST.

                 A. GENERAL. As security for the payment or performance of the Obligations, the Borrower does hereby pledge, assign, transfer and deliver to the Secured Party, and grant the Secured Party a security interest in the Collateral. The security interest is a first-in-priority security interest with respect to all existing or future security interests.


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           B. PERFECTION OF SECURITY authorizes Secured Party to file a financing statement (the "Financing Statement") describing the Collateral as further provided herein.

           C. Debtor shall have possession of the Collateral, except where expressly otherwise provided in this Security Agreement or where Secured Party chooses to perfect its security interest by possession in addition to the filing of a financing statement.

           D. Where the Collateral is in the possession of a third party, Debtor will join with Secured Party in notifying the third party of Secured Party's security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.

3. CERTAIN COVENANTS AND RIGHTS CONCERNING COLLATERAL. In addition to other agreements herein:

          A. The parties to this Security Agreement may inspect any Collateral in the other party's possession at any time upon reasonable notice.

          B. Secured Party shall have the right at any time to enforce Debtor's rights against the account debtors and obligors.

          C. Limitations on Obligations Concerning Maintenance of Collateral.

                           (i) Debtor has the risk of loss of the Collateral.

                           (ii) Secured Party has no duty to collect any income
accruing on the Collateral.

            D. Secured Party does not authorize, and Debtor agrees not to:

                           (i) Make any sales of any of the Collateral, or

                           (ii) Grant any other security interest in any of the Collateral other than the Permitted Liens and security interests subordinate to Secured Party.



4. REPRESENTATIONS AND COVENANTS OF BORROWER. Debtor agrees, covenants, and acknowledges that Lender is reasonably relying upon these agreements and covenants as follows:


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          A The execution, delivery, and performance of this Agreement and related Agreements and the execution and payment of the Note is within the power of the Debtor and such acts have been duly authorized, are not in contravention of law or the terms of the Debtor' articles of organization or operating agreement or of any indenture, agreement, or undertaking to which any Debtor is a Party or by which it is bound.

          B. It has rights in and the power to transfer the Collateral and the title to the Collateral is free of all liens, adverse claims, security interests and restrictions on transfer or pledge, except as created by this Security Agreement

          5. GENERAL PROVISIONS



         A. DEBTORS REMAIN LIABLE Anything herein to the contrary notwithstanding: (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein (only to the extent such contracts and agreements are part of the Assumed Liabilities) to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed; (b) the exercise by Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under such contracts and agreements included in the Collateral; and (c) Secured Party shall have no obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          B. The Lender is hereby irrevocably appointed the true and lawful attorney-in-fact of the Debtor in the Debtor's name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the Collateral thus sold and for such other purposes as are necessary or desirable to effectuate the provisions of this Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more persons or entities with like power, the Debtor hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof; but if so requested by the Lender or by any purchaser, the Debtor shall ratify and confirm any such sale or transfer by executing and delivering to the Lender or such purchaser all property, deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request; All right, title, interest, claim and demand whatsoever, either in law or in equity or otherwise, of the Debtor of, in and to the Collateral so sold shall be divested and such sale shall be a perpetual bar both at law and in equity against the Debtor, its successors and assigns, and against any and all persons or entities claiming or who may claim the Collateral sold or any part thereof, from, through or under the Debtor or such entities, its successors or assigns. The receipt of the Lender or of the officers thereof making such sale or such assignment shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his, its or their assigns or personal representatives shall not, after paying such purchase money and receiving such receipt of the Lender or of such officers thereof, be obligated to see to the application of such purchase money or be in anywise answerable for any loss, misapplication or non-application, thereof. The Debtor shall remain liable for any deficiency resulting from a sale of the Collateral and shall pay any such deficiency forthwith on demand.


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         C. TAXES AND ASSESSMENTS.
Debtor will pay or cause to be paid promptly when due all taxes and assessments on the Collateral. Debtor may, however, withhold payment of any tax assessment or claim if a good faith dispute exists as to the obligation to pay so long as funds sufficient to pay the taxes and assessments are set aside for such purpose either in cash or by surety bond issued in favor of the appropriate taxing authority.


         D. PROTECTION OF SECURITY.

If Debtor fails to perform the covenants and agreements contained or incorporated in this Agreement, or if any action or proceeding is commenced which affects the Collateral or title thereto or the interest of Lender therein including but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankruptcy or decedent, then Lender may make such appearance, disburse such sums, and take such action as Lender deems necessary in its sole discretion, to protect Lender's interest, including, but not limited to the following: (i) disbursement of attorneys' fees and (ii) procurement of satisfactory insurance. Any amounts disbursed by Lender pursuant to this Section with interest thereon, shall become additional indebtedness of Debtor under the Notes, secured by this Agreement. Unless Debtor and Lender agree to other term of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the default rate stated in the Notes unless collection of interest at such rate would be contrary to applicable law. Nothing contained in this shall require Lender to incur any expense or take any action.

         E. SECURITY INTEREST NOT RELEASED. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Debtor or its successors or assigns or of any other lienholders, without liability on Lender's part, and notwithstanding a breach by Debtor of any covenant or agreement set forth in this Agreement, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal Note or Notes therefore, modify the terms and the time of payment of said indebtedness, release from the security interest of this Agreement any part of the Col1ateral, take or release other or additional security, and reconvey any part of the Collateral and take any action under the Affiliated Parties Guaranty, or in the alternative forebear from taking any action under the Affiliated Parties Guaranty Any actions taken by Lender pursuant to the terms of this Section, shall not affect the obligation of Debtor or any of their successors or assigns to pay the sums secured by this Agreement and to observe the covenants of Debtor contained herein shall not affect the guaranty of any person corporation, partnership, or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of security interest hereof on the Collateral.


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         F. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT.
This Agreement is intended to be a security agreement pursuant to the Uniform Commercial Code for each of the items specified as Collateral and Debtor as provided above. Debtor agrees to execute and allow Lender to file financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Agreement, and do whatever may be necessary under the applicable Uniform Commercial Code in the state where the Collateral is located to perfect and continue Lender's interest in the Collateral. The Parties agree that such financing statements will be filed in the name of the Lender. Debtor shall pay all costs of filing such financing statements and any extensions, renewals, amendments, and releases thereto; and shall pay all reasonable costs and expenses of any record searches for financing statements requested by Lender. Except as provided herein, without the prior written consent of Lender, Debtor shall not create or allow to be created pursuant to the Uniform Commercial Code, any other statute, a security interest in the Collateral senior in priority to that of Lender including replacements and additions thereto. Upon the occurrence of an event of default, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke any other remedy provided for in this Agreement. In exercising any of said remedies, Lender may proceed against any part of the Collateral separately or together and in any order whatsoever without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code, or of Lender's other remedies provided in this Agreement


         G. Upon default, Lender shall be entitled, in its own name or in the name of the Debtor, or otherwise, but at the expense and cost of the Debtor, to collect, demand, receive, sue for and/or compromise any and all of the Collateral including, without limitation, any and all Accounts Receivable due or to become due from present or future subscribers or customers of any service provided by the Debtor and to give good and sufficient releases therefore, to endorse any checks, drafts or other orders for the payment of monies payable in payment thereof and, in its discretion, to file any claims or take any action or proceeding, either in its own name or in the name of the Debtor, or otherwise, which the Lender may deem necessary or advisable. It is expressly understood and agreed, however, that the Lender shall not be required or obligated in any manner to make any inquiries as to the nature or sufficiency of any payment received by any of them or to present or file any claims or take any other action to collect or enforce a payment of any amounts which may have been assigned to any bank or to which any bank may be entitled hereunder at any time or times. Lender may sell all or any part of the Collateral, as reasonably necessary to satisfy the obligations of Debtor hereunder to Lender, either by public auction, private sale, or any other reasonable method of disposition. Nothing in this Section shall be construed to limit any of Lender's rights in connection with any of the Collateral as provided herein.


  6. EVENTS OF DEFAULT. The occurrence of any of the following shall, at the option of Secured Party, be an "Event of Default":


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                  Debtor's failure to comply with any of the provisions of, or the incorrectness of any representation or warranty contained in, this Security Agreement , the Note, the Loan Agreement or in any of the other agreements forming a part of the Obligations;

                  Transfer or disposition of the Collateral, except as expressly permitted by this Security Agreement;

                  Attachment, execution or levy on the Collateral to collect a judgment; or

                  Secured Party shall receive at any time following the Closing evidence that the Secured Party's security interest is not prior to all other security interests in the Collateral other than the Permitted Liens.

7. DEFAULT COSTS. Should an Event of Default occur, Debtor will pay to Secured Party all costs reasonably incurred by the Secured Party for the purpose of enforcing its rights hereunder, including:

                  INFORMATION TO BE ADDED?
    8. ADDITIONAL FORECLOSURE PROCEDURES. The following shall apply to foreclosure proceedings in addition to those provided above.

  No delay or omission by Secured Party to exercise any right or remedy accruing upon any Event of Default shall: (a) impair any right or remedy, (b) waive any default or operate as an acquiescence to the Event of Default or (c) affect any subsequent default of the same or of a different nature.

A. Secured Party shall give Debtor such notice of any public or private sale as may be required by the UCC.

B. Secured Party has no obligation to clean up or otherwise prepare the Collateral for sale.

C. Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Secured Party may release, modify, or waive any collateral provided by any other person to secure any of the Obligations, all without affecting Secured Party's rights against Debtor. Debtor waives any right it may have to require Secured Party to pursue any third person for any of the Obligations.

D. Secured Party may comply with any applicable state or federal law requirements in connection with the disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

E. Secured Party will sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.


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F.            If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale.

G. In the event Secured Party purchases any of the Collateral being sold, Secured Party may pay for the Collateral by crediting some or all of the Obligations of the Debtor.

H. Secured Party has no obligation to marshal any assets in favor of Debtor, or against or in payment of: Any of the Obligations; or Any other obligation owed to Secured Party by Debtor.

    9. MISCELLANEOUS. JEN NOTE CONTINUATION OF LETTERING SHOULD BE NEW A FOR THIS NUMBERED PARA

A. This Security Agreement shall bind and shall inure to the benefit of the heirs, legatees, executors, administrators, successor and assigns of Secured Party and shall bind all persons who become bound as a debtor to this Security Agreement.

B. Secured Party does not consent to any assignment by Debtor except as expressly provided in this Security Agreement.

C. Secured Party may assign its rights and interests under this Security Agreement. If an assignment is made, Debtor shall render performance under this Security Agreement to the assignee. Debtor waives and will not assert against any assignee any claims, defenses or set-offs which Debtor could assert against Secured Party except defenses which cannot be waived.

D. Should any provision of this Security Agreement be found to be void, invalid or unenforceable by a court or panel of arbitrators of competent jurisdiction, that finding shall only affect the provisions found to be void, invalid or unenforceable and shall not affect the remaining provisions of this Security Agreement.

E. Any notices required by this Security Agreement shall be deemed to be delivered when a record has been (a) deposited in any United States postal box if postage is prepaid, and the notice is properly addressed to the intended recipient, (b) received by telecopy, (c) received through the Internet, and (d) when personally delivered.

F. This Security Agreement is being executed and delivered and is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the laws of the State of Illinois, except to the extent that the UCC provides for the application of the law of another state.


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G.       Integrations and Modifications.

                  (i)This Security Agreement is the entire agreement of Debtor and Secured Party concerning its subject matter

                  (ii)Any modification to this Security Agreement must be made in writing and signed by the party adversely affected.

H. Any party to this Security Agreement may waive enforcement of any provision to the extent the provision is for its benefit.

I. Debtor agrees to execute any further documents, and to take any further actions, reasonably requested by Secured Party to evidence or perfect the security interest granted herein, to maintain the first priority of the security interests, subject to the Permitted Liens, or to effectuate the rights granted to Secured Party herein. Without limiting the generality of the foregoing, Debtor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

Where there is a conflict between two provisions herein the interpretation most favorable to Secured Party shall apply.

The Caption names are a guide and are not conclusive as to the contents

                          [Signature on following page]






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The parties have signed this Security Agreement as of the day and year first above written.


                                   Aspatuck Funding LLC,


                                   By:
                                       -----------------------------------------

                                   Its:
                                        ----------------------------------------


                                   DTLL INC.

                                   By:
                                       -----------------------------------------

                                   Its:
                                        ----------------------------------------


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